THE ADVISORS’ INNER CIRCLE FUND II

Reaves Utilities and Energy Infrastructure Fund (the “Fund”)

Supplement dated March 27, 2020 to:

•	the Fund’s Statutory Prospectus, dated November 28, 2019, as supplemented January 7, 2020 (the “Prospectus”).

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The Fund’s after-tax returns have been revised. Accordingly, the Prospectus is hereby amended and supplemented as follows:

In the “Performance Information” section of the Fund’s Prospectus, the “Average Annual Total Returns” table is hereby deleted and replaced with the following:

Institutional Class Shares	1 Year	5 Years	10 Years	Since Inception (12/22/04)
Fund Returns Before Taxes	(7.11)%	5.44%	9.72%	6.83%
Fund Returns After Taxes on Distributions	(9.24)%	3.05%	8.20%	5.09%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	(2.74)%	3.94%	7.79%	5.34%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	(4.38)%	8.49%	13.12%	7.55%
S&P Global Infrastructure Index (reflects no deduction for fees, expenses or taxes)	(10.37)%	3.21%	6.63%	—*

*	The S&P Global Infrastructure Index launched on February 22, 2007. Therefore, performance data cannot be provided for periods prior to February 22, 2007.

Please retain this supplement for future reference.

WHR-SK-015-0100